Supplement to the Fidelity® Small Cap Stock Fund, Fidelity Mid-Cap
Stock Fund and
Fidelity Large Cap Stock Fund
June 24, 2000 Prospectus

On December 14, 2000, the Board of Trustees of Fidelity Mid-Cap Stock Fund authorized the adoption of a redemption fee of 0.75% of the amount redeemed on shares purchased after March 14, 2001 that are held for less than 30 days.

The following information replaces similar information found in the "Fee Table" section on page 7.

Shareholder Fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than three years (as a % of amount redeemed) for Small Cap Stock only	2.00%
Redemption fee on shares held less than 30 days that are purchased after March 14, 2001 (as a % of amount redeemed) for Mid-Cap Stock only	0.75%
Annual account maintenance fee (for accounts under $2,500)	$12.00

The following information replaces the first two paragraphs under the heading "Selling Shares" in the "Buying and Selling Shares" section beginning on page 14.

The price to sell one share of Large Cap Stock is the fund's NAV. The price to sell one share of Small Cap Stock or Mid-Cap Stock is the fund's NAV, minus the redemption fee, if applicable.

Small Cap Stock will deduct a trading fee of 2.00% from the redemption amount if you sell your shares after holding them less than three years. Mid-Cap Stock will deduct a short-term trading fee of 0.75% from the redemption amount if you sell your shares after holding them less than 30 days. Trading fees are paid to the funds rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

SML-00-05	December 22, 2000
1.711115.109

SUPPLEMENT TO THE

FIDELITY® SMALL CAP STOCK FUND
FIDELITY MID-CAP STOCK FUND
FIDELITY LARGE CAP STOCK FUND

June 24, 2000

STATEMENT OF ADDITIONAL INFORMATION

On December 14, 2000, the Board of Trustees of Fidelity Mid-Cap Stock Fund authorized the adoption of a redemption fee of 0.75% of the amount redeemed on shares purchased after March 14, 2001 that are held for less than 30 days.

The following information supplements the information found under the heading "Investment Limitations of Mid-Cap Stock" in the "Investment Policies and Limitations" section beginning on page 2.

The fund intends to comply with the requirements of Section 12(d)(1)(G)(i)(IV) of the 1940 Act.

The following information replaces the similar information found under the heading "Return Calculations" in the "Performance" section beginning on page 16.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns may or may not include the effect of a fund's trading fee or the effect of a fund's small account fee. Excluding a fund's trading fee or small account fee from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

The following information replaces the first two paragraphs following the heading "Historical Fund Results" in the "Performance" section beginning on page 16.

Historical Fund Results. The following table shows each fund's returns for the fiscal periods ended April 30, 2000.

For Small Cap Stock, returns do not include the effect of the fund's 2.00% trading fee, applicable to shares held less than three years.

For Mid-Cap Stock, returns do not include the effect of the fund's 0.75% short-term trading fee, applicable to shares purchased after March 14, 2001 that are held for less than 30 days.

The following information replaces the similar information found in the"Performance" section on page 18.

Explanatory Notes: With an initial investment of $10,000 in Mid-Cap Stock on March 29, 1994, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $19,989. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $110 for dividends and $7,780 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.75% short-term trading fee applicable to shares purchased after March 14, 2001 that are held for less than 30 days.

The following information replaces the first four paragraphs following the heading "After-Tax Results for each Fund" in the"Performance" section beginning on page 16.

After-Tax Results for each Fund. The following table shows each fund's pre-liquidation and post-liquidation after-tax returns, as provided by Morningstar, Inc., for the fiscal periods ended April 30, 2000.

The pre-liquidation calculation assumes (i) that taxes are paid on distributions at the time of the distribution, (ii) that shares were held for the entire measurement period, and (iii) that no taxes have been paid on accumulated capital appreciation. For Small Cap Stock the pre-liquidation returns do not include the effect of the fund's 2.00% trading fee, applicable to shares held less than three years. For Mid-Cap Stock the pre-liquidation returns do not include the effect of the fund's 0.75% short-term trading fee, applicable to shares purchased after March 14, 2001 that are held for less than 30 days.

SMLB-00-06	December 22, 2000
1.712213.110

The post-liquidation calculation assumes (i) that taxes are paid on distributions at the time of the distribution and (ii) that shares have been sold at the end of the measurement period. For Small Cap Stock the post-liquidation returns do include the effect of the fund's 2.00% trading fee, applicable to shares held less than three years. For Mid-Cap Stock the post-liquidation returns do not include the effect of the fund's 0.75 % short-term trading fee, applicable to shares purchased after March 14, 2001 that are held for less than 30 days.

The pre-liquidation and post-liquidation after-tax calculations assume the highest individual federal income and capital gains tax rates in effect at the time the distribution is paid. The applicable tax rate is applied to distributions as if they were paid in cash and the remainder of the distribution is assumed to be reinvested in shares of the fund. State and local taxes are not considered.

The post-liquidation after-tax calculation assumes the long-term capital gains tax rate on accumulated capital appreciation for all periods. If there would have been a capital loss on liquidation, the loss is recorded as a tax benefit, increasing the post-liquidation return.

After-tax returns are based on past results and are not an indication of future performance. Actual after-tax returns will differ depending on your individual circumstances.

The following information replaces the similar information found in the"Trustees and Officers" section beginning on page 21.

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

The following information supplements the information found in the "Trustees and Officers" section beginning on page 21.

MARIE L. KNOWLES (54), Member of the Advisory Board (2000). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

The following information supplements the information found in the "Trustees and Officers" section beginning on page 21.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board (2000), is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of Dow Corning Corporation, NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

The following information replaces the Compensation Table found in the "Trustees and Officers" section beginning on page 21.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended April 30, 2000, or calendar year ended December 31, 1999, as applicable.

Compensation Table
Trustees and Members of the Advisory Board	Aggregate Compensation from Small Cap StockB	Aggregate Compensation from Mid-Cap StockB	Aggregate Compensation from Large Cap StockB	Total Compensation from the Fund Complex*,A
Edward C. Johnson 3d**	$ 0	$ 0	$ 0	$ 0
J. Michael Cook*****	$ 22	$ 79	$ 29	$ 0
Ralph F. Cox	$ 143	$ 503	$ 215	$ 217,500
Phyllis Burke Davis	$ 143	$ 498	$ 214	$ 0
Robert M. Gates	$ 144	$ 504	$ 215	$ 217,500
E. Bradley Jones****	$ 90	$ 319	$ 136	$ 217,500
Donald J. Kirk	$ 143	$ 499	$ 215	$ 217,500
Marie L. Knowles******	$ 0	$ 0	$ 0	$ 0
Ned C. Lautenbach***	$ 89	$ 300	$ 135	$ 54,000
Peter S. Lynch**	$ 0	$ 0	$ 0	$ 0
William O. McCoy	$ 141	$ 496	$ 212	$ 214,500
Gerald C. McDonough	$ 179	$ 626	$ 269	$ 269,000
Marvin L. Mann	$ 145	$ 506	$ 217	$ 217,500
Robert C. Pozen**	$ 0	$ 0	$ 0	$ 0
William S. Stavropoulos*******	$ 0	$ 0	$ 0	$ 0
Thomas R. Williams	$ 141	$ 493	$ 212	$ 213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31, 1999.

***** Effective March 16, 2000, Mr. Cook serves as a Member of the Advisory Board.

****** Effective June 15, 2000, Ms. Knowles serves as a Member of the Advisory Board.

******* Effective November 1, 2000, Mr. Stavropoulos serves as a member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

The following information supplements the information found under the heading "Computing the Performance Adjustment" in the "Management Contracts" section beginning on page 25.

The performance comparison is made at the end of each month.

The following information replaces the similar information found under the heading "Sub-Advisers" in the "Management Contracts" section on page 28.

For providing investment advice and research services, fees paid to FMR U.K., FMR Far East and FIJ for the past three fiscal years are shown in the table below.

Fiscal Year Ended April 30	FMR U.K.	FMR Far East	FIJ
Small Cap Stock
2000	$ 46,590	$ 29,031	$ 2,870
1999	$ 56,630	$ 43,570	$ 0
1998*	$ 5,055	$ 5,380	$ 0
Mid-Cap Stock
2000	$ 47,204	$ 29,551	$ 8,519
1999	$ 6,639	$ 4,243	$ 0
1998	$ 4,062	$ 4,048	$ 0
Large Cap Stock
2000	$ 36,766	$ 23,749	$ 3,869
1999	$ 12,495	$ 8,867	$ 0
1998	$ 3,078	$ 3,093	$ 0

* From March 12, 1998 (commencement of operations).

The following information replaces the similar information found under the heading "Custodians" in the "Description of the Trust" section beginning on page 30.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Small Cap Stock's and Large Cap Stock's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.